Exhibit 10.1 CANANDAIGUA NATIONAL CORPORATION STOCK OPTION PLAN

CANANDAIGUA NATIONAL CORPORATION
STOCK OPTION PLAN

1.BACKGROUND AND PURPOSE

Canandaigua National Corporation (the "Company") hereby establishes the Canandaigua National Corporation Stock Option Plan (the "Plan"). The purpose of this Plan is to enable the Company to retain executive officers and other key employees and provide them with an incentive to maintain and enhance the Company's long-term performance. The Company believes that this purpose will be enhanced by granting eligible employees non-qualified stock options ("NSOs") and incentive stock options ("ISOs") under this Plan pursuant to the rules set forth in the Internal Revenue Code of 1986, as amended (the "Code").

2.ADMINISTRATION

The Plan shall be administered by a Committee of the Company's Board of Directors (the "Compensation Committee"). This Committee shall consist of at least two members of the Company's Board of Directors with such qualifications as the Board of Directors deems necessary and desirable from time to time, taking into consideration applicable provisions of the federal securities laws (including Rule 16b-3 promulgated under the Securities and Exchange Act of 1934) and the Code. The Committee shall possess the authority, in its discretion, (a) to determine the employees of the Company to whom, and the time or times at which, NQSOs and/or ISOs (collectively, "options") shall be granted; (b) to determine at the time of grant whether an option will be an ISO or a NQSO and the number of shares to be subject to each option and the price at which such option will be exerciseable; (c) to prescribe the form of the option agreements and any appropriate terms and conditions applicable to the options and to make any amendments to such agreements or options; (d) to interpret the Plan and the options agreements; (e) to make and amend rules and regulations relating to the Plan; (f) to make all other determinations necessary or advisable for the administration of the Plan; and (g) to amend or modify the Plan except as otherwise provided in Section 13.. The Committee's determinations shall be conclusive and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any option granted hereunder.

3.ELIGIBLE EMPLOYEES

Options may be granted under the Plan only to employees of the Company and its subsidiaries (which shall include all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of the voting stock of which is so owned) who have the capability of making a substantial contribution to the success of the Company. Employees may be granted any type of award offered under the Plan.

4.SHARES AVAILABLE

The total number of shares of the Company's Common Stock (par value of $50.00 per share) available in the aggregate for options under this Plan is 16,000. Shares to be granted may be authorized and unissued shares or may be treasury shares.

If an option expires, terminates or is canceled without being exercised or becoming vested, new options may thereafter be granted under the Plan covering such shares unless otherwise required under applicable laws, rules or regulations. No option may be granted more than 10 years after the effective date of the Plan.

5.TERMS AND CONDITIONS FOR NQSOS

Each NQSO granted under the Plan shall be evidenced by a NQSO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform to this Plan and contain such terms and conditions as the Committee may prescribe, including, without limitation, the exercise price of the option, which shall be at, below or above the fair market or book value of the Common Stock on the date of grant as the Committee shall determine and the duration, transferability, vesting and such other terms and conditions the Committee deems appropriate at the time of grant.

6.TERMS AND CONDITIONS OF ISOS

Each ISO granted under the Plan shall be evidenced by an ISO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

(a)Exercise Price. The exercise price under each option shall equal the fair market value of the Common Stock at the time such option is granted. If an option is granted to an officer or employee who at the time of grant owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "10-percent Shareholder"), the purchase price shall be at least 110 percent of the fair market value of the stock subject to the option. To the extent an option initially designated as an ISO exceeds the value limit of Section 6(e), it shall be deemed a NQSO and shall otherwise remain in full force and effect.

(b)Duration of Option. Each option by its terms shall not be exercisable after the expiration of ten years from the date such option is granted. In the case of an option granted to a 10-percent Shareholder, the option by its terms shall not be exercisable after the expiration of five years from the date such option is granted.

(c)Options Nontransferable. Each option by its terms shall not be transferable by the participant otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, or (iii) to the extent permitted under the option agreement or interpretation of the Committee and under Rule 16b-3, by gift to family members or entities beneficially owned by family members or other permitted transferees under Rule 16b-3, and shall be exercisable, during the participant's lifetime, only by the participant, the participant's guardian or the participant's legal representative, the participant's transferee under a qualified domestic relations order or other permitted transferee under this section. To the extent required for the option grant and/or exercise to be exempt under Rule 16b-3, options (or the shares of Common Stock underlying the options) must be held by the participant for at least six months following the date on which the option was granted (the "Date of Grant").

(d)Exercise Terms. Each option granted under the Plan shall vest over a ten-year period beginning on the Date of Grant, with 50% of the shares vesting on the fifth anniversary of the Date of Grant and 10% of the shares vesting on each annual anniversary of the Date of Grant in years six through ten or such other vesting terms as the Committee shall determine as of the Date of Grant. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until the tenth anniversary (fifth anniversary for a 10-percent Shareholder) of the Date of Grant.

(e)Maximum Value of ISO Shares. No ISO shall be granted to an employee under this Plan or any other ISO plan of the Company or its subsidiaries to purchase shares as to which the aggregate fair market value (determined as of the Date of Grant) of the Common Stock which first become exercisable by the employee in any calendar year exceeds $100,000. To the extent an option initially designated as an ISO exceeds the value limit of this Section 6(e), it shall be deemed a NQSO and shall otherwise remain in full force and effect.

(f)Payment of Exercise Price. An option shall be exercised upon written notice to the Company accompanied by payment in full for the shares being acquired. The payment shall be made in cash or by check or by delivery of previously owned shares. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date. For this purpose, fair market value shall equal the closing price of the last sale of Common Stock by the Company.

7.GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any option until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to ensure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction under this Plan. Certificates delivered upon such grant, vesting or exercise may bear a legend restricting transfer absent such compliance. Each option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such options or the issue or purchase of shares thereunder, such options may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

8.IMPACT OF TERMINATION OF EMPLOYMENT

(a) Options

If the employment of a participant terminates by reason of death or disability (as determined by the Committee), any option may be exercised by the participant or, in the event of the participant's death, by the participant's personal representative any time prior to the earlier of the expiration date of the option or the expiration of one year after the date of termination, but only if, and to the extent that, the participant was entitled to exercise the option at the date of such termination. Upon termination of the participant's employment for any reason other than death or disability, any vested option that was exercisable immediately preceding termination may be exercised at any time prior to the earlier of the expiration date of the option or the expiration of three months after the date of such termination for ISOs and six months after the date of termination of employment for NQSOs. In the event of retirement, the period specified in the preceding sentence shall be extended to one year in the case of NQSOs. Furthermore, upon retirement of a participant, the Committee has the discretionary authority to accelerate vesting of options under the Plan. Notwithstanding the foregoing, an option may not be exercised after termination of employment if the Committee reasonably determines that the termination of employment of such participant resulted from willful acts or failure to act by the participant detrimental to the Company or any of its subsidiaries.

(b)Miscellaneous Termination Provisions

Unless otherwise determined by the Committee, an authorized leave of absence shall not constitute a termination of employment for purposes of this Plan. For purposes of this section, retirement means that a participant terminates employment at or after the date on which the participant reaches any normal retirement age specified in any policy adopted by the Board or, in the absence of such policy, age 65.

9.ADJUSTMENT OF SHARES

In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4, the number and kind of shares which thereafter are subject to options under the Plan and the number and kind of unexercised options shares set forth in awards under outstanding agreements and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

10.WITHHOLDING TAXES

All stock issuable or payable to a participant upon exercise of any stock option under the terms of this Plan is subject to such federal, state and local income and employment tax withholdings as payments of this type are normally subject. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount of cash sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for such shares or to take any other appropriate action to satisfy such withholding requirements. Notwithstanding the foregoing, the recipient may satisfy such obligation in whole or in part by electing to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled.

11.RESTRICTIONS ON EXERCISE; NO EMPLOYMENT RIGHTS

No outstanding option may be exercised by any person if the employee to whom the option is granted is, or at any time after the Date of Grant has been, in competition with the Company. The Committee has the sole discretion to determine whether an employee's actions constitute competition with the Company or an affiliated company. The Committee may impose such other terms and conditions on the exercise of options as it deems appropriate to serve the purposes for which this Plan has been established.

The Plan and any options granted under the Plan shall not confer upon any participant any right with respect to continuance as an employee of the Company or any subsidiary, nor shall they interfere in any way with the right of the Company or any subsidiary to terminate the participant's position as an employee at any time.

12.RIGHTS AS A SHAREHOLDER

The recipient of any option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying shares of Common Stock are issued to the recipient.

13.AMENDMENT AND DISCONTINUANCE OF PLAN

This Plan may be amended, modified or terminated by the Committee or by the shareholders of the Company, except that the Committee may not, without approval of a majority of the shareholders present in person or by proxy, materially increase the benefits accruing to participants under the Plan, materially increase the maximum number of shares as to which options may be granted under the Plan, change the minimum exercise price of options, change the class of eligible persons, extend the period for which options may be granted or exercised, or withdraw the authority to administer the Plan from the Committee or another committee of the Board of Directors. Notwithstanding the foregoing, to the extent permitted by law, the Committee may amend the Plan without the approval of shareholders, to the extent it deems necessary to cause the Plan to comply with Rule 16b-3 or any successor rule, as it may be amended from time to time or as otherwise permitted under Rule 16b-3 promulgated under the Exchange Act and the Code. Except as required by law, no amendment, modification, or termination of the Plan may, without the written consent of a participant to whom any option shall theretofore have been granted, adversely affect the rights of such participant under such option.

14.CHANGE IN CONTROL

(a) Notwithstanding other provisions of the Plan, in the event of a change in control of the Company (as defined in subsection (c) below), all options shall become immediately vested and exercisable in full, unless directed otherwise by a resolution of the Committee adopted prior to and specifically relating to the occurrence of such change in control.

(b) In the event of a change in control each participant holding an exercisable option (i) shall have the right at any time thereafter during the term of such option to exercise the option in full notwithstanding any limitation or restriction in any option agreement or in the Plan, and (ii) may, after written notice to the Company within 60 days after the change in control, require the Company to redeem such options for cash at a price equal to the difference between the fair market value of the stock immediately after such change of control was publicly announced and the exercise price per share of the option.

(c) For purposes of this section, "change in control" means:

1)there shall be consummated

i)any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's common stock are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a wholly-owned subsidiary of the Company immediately before the consolidation or merger; or

ii)any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (other than to one or more directly or indirectly wholly-owned subsidiaries of the Company); or

2)the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

3)any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner; or

4)individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (4), considered as though such person were, and shall be deemed to be, a member of the Incumbent Board.

15. EFFECTIVE DATE

The effective date of the Plan is the date of shareholder approval of the Plan.

16. DEFINITIONS

Any terms or provisions used herein which are defined in Sections 162(m), 421, or 422 of the Code, or the regulations thereunder or corresponding provisions of subsequent laws and regulations in effect at the time awards are made hereunder, shall have the meanings as therein defined.

17. GOVERNING LAW

To the extent not inconsistent with the provisions of the Code that relate to awards, this Plan and any award agreement adopted pursuant to it shall be construed under the laws of the State of New York.

Approved by Shareholders March 11, 1998.

CANANDAIGUA NATIONAL CORPORATION